UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BROADCOM LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

0000310159_1 R1.0.1.15
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 05, 2017
BROADCOM LIMITED
BROKER
LOGO
HERE
Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
1 OF 2
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15
Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 08, 2017
Date: April 05, 2017
Time: 11:00 AM PDT
Location: 1320 Ridder Park Drive
San Jose, CA 95131
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K 2. Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 22, 2017 to facilitate timely delivery.
— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.
Internal Use
Only

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Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1. Election of Directors
Nominees
1A Hock E. Tan
1B James V. Diller
1C Lewis C. Eggebrecht
1D Kenneth Y. Hao
1E Eddy W. Hartenstein
1F Check Kian Low
1G Donald Macleod
1H Peter J. Marks
1I Dr. Henry Samueli
The Board of Directors recommends you vote FOR the following proposal(s):
2 To approve the re-appointment of PricewaterhouseCoopers LLP as Broadcom’s independent registered public accounting firm and independent Singapore auditor for the fiscal year ending October 29, 2017 and to authorize the Audit Committee to fix it remuneration, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2017 Annual General Meeting.
3 To approve the general authorization for the directors of Broadcom to allot and issue shares in our capital, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2017 Annual General Meeting.
4 NON-BINDING, ADVISORY VOTE to approve the compensation of Broadcom’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and in the compensation tables and accompanying narrative disclosure under “Executive Compensation” in Broadcom’s proxy statement relating to its 2017 Annual General Meeting.
The Board of Directors recommends you vote 1 YEAR on the following proposal:
5 NON-BINDING, ADVISORY VOTE to recommend that a non-binding, advisory vote to approve the compensation of the Broadcom’s named executive officers be put to shareholders for their consideration every: one, two, or three years, as set forth in Broadcom’s notice of, and proxy statement relating to, its 2017 Annual General Meeting.
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Voting items Continued
Reserved for Broadridge Internal Control Information
NOTE: In their discretion, the Proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement of the meeting. NOTE: YOUR INSTRUCTIONS MUST BE RECEIVED NO LATER THAN 9:00 AM PACIFIC TIME ON APRIL 3, 2017.
Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE
Broadridge Internal Use Only
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